BOULDER GROWTH & INCOME FUND, INC.
                                  Annual Report
                                  June 30, 2002

Dear Fellow Shareholder:

As you are probably already aware, your Fund is now the Boulder Growth & Income Fund, Inc. Shareholders approved the name change (formerly USLife Income Fund), and a change in the Fund's investment objective from income to total return. The Fund's stock still trades on the NYSE, but now under the symbol "BIF." You also approved Boulder Investment Advisers and Stewart Investment Advisers as co-advisers to the Fund. All this took place at the special shareholder meeting on April 26, 2002.

Since that meeting, we've been fairly busy making the transition in the portfolio. The portfolio we inherited from the previous advisers held quite a few junk bonds (bonds rated below investment grade), many of which have since either defaulted or declared bankruptcy. While we have sold a good portion of those bonds, we still own a few. When companies default on their bonds the holders (us) no longer receive any interest payments from those companies. You'll recognize the names of some of the bonds we inherited: Worldcom, K-Mart, and Adelphia Communications. The K-Mart bonds ($2.5 million worth) were originally purchased back in 1995 near par. When we sold them, we got back barely half of the original invesment. The other notable bombs in the portfolio include: Worldcom bonds - the Fund owned $1 million par value - you know what happened to Worldcom; and Adelphia preferred stock - apparently, John Rigas, the founder and CEO of Adelphia, felt that he could treat the company as his own private piggy bank.

While it would have been good for shareholders if all the bonds had been sold earlier, we feel very fortunate to have sold as many bonds as quickly as we did as some bonds continued to fall in value after we sold them. The Fund's total return on NAV for the year ending 6/30/02 was -11.36%.

The logical question you are probably asking is: "What have you done with the proceeds from the bonds you've sold?" We've bought some quality companies that we think will be around for a long, long time. However, before I discuss WHAT we bought, I want to share with you WHY we buy.

When we consider a prospective company we seek candidates that exhibit most of the following characteristics:

1.   Appropriately priced shares relative to earnings and growth;
2.   High return on equity and assets;
3.   Low and wise use of debt;
4.   Sensible, owner friendly use of retained earnings;
5.   Reasonably predictable future business, performance and earnings;
6.   Reasonable and steady growth;
7.   Exceptional management; and
8.   Sensible stock option programs for employees.

In summary, the companies should be of such a caliber that we would expect (and would be happy) to own them for a very long time.

We've bought several companies we believe fit the above criteria. Our largest purchase was of Berkshire Hathaway. We bought 144 shares of their Class "A" shares. It doesn't sound like a lot, but it's 25% of the Fund's assets. Berkshire Hathaway `A' shares trade around $70,000 per share. We have a great deal of confidence in the managers at Berkshire (Warren Buffet), which is something worth saying in these times of the exposure of corporate malfeasance.

Another change shareholders approved in April was to permit the Fund to invest in Real Estate Investment Trusts ("REITs"). We've bought a couple of these - HRPT Properties and JDN Realty. Both pay good dividends and are not overly leveraged.

We also bought several utility companies at what we thought were very good prices. They are lower today than when we bought them, but we still think they are good companies worth holding for a while. We will never buy stocks at the bottom (though we enjoy trying). Rather we are more concerned about buying good companies at reasonable prices. We are not traders. We like to buy good companies at reasonable prices and hold onto them for a long time.

In July, the Board approved presenting a rights offering proposal to shareholders which, if approved, will permit shareholders to purchase one additional share of the Fund for each share they own. More details of this will be sent to shareholders in a proxy statement sometime in late August. We have a web site, www.boulderfunds.net, and have included a new section called "Things to consider when deciding whether to own the Boulder Funds." We hope you find it useful.

Sincerely,

/S/ SIGNATURE
Stewart R. Horejsi

------------------
NOTHING IN THIS ANNUAL REPORT SHOULD BE CONSIDERED AS INVESTMENT ADVICE. THIS LETTER EXPLAINS THE MANAGERS' VIEWS AS OF ITS DATE, WHICH MAY HAVE SUBSEQUENTLY CHANGED.

         QUESTIONS & ANSWERS REGARDING THE BOULDER GROWTH & INCOME FUND

Q: What is this Rights Offering?


A: Because the Fund is only $38 million, which is small in terms of mutual funds, the Advisers believe that a 1:1 Rights Offering, nearly doubling the size of the Fund, would be in all shareholders' best interest. Notably, a recent study concluded that $3 billion was the most cost effective closed-end fund size. We will strive to achieve that optimum size, but it won't be easy. A Rights Offering would give each shareholder the right to buy one additional share of the Fund for each share held. You may say that you can do that anytime you like on the open market. While this is true, in a Rights Offering the Fund would offer the shareholders the Right to buy the shares at a 5% discount to the market (or NAV, whichever is less). In other words, for each share you own, you can buy one additional share for 95% of the market price (or NAV, whichever is lower). We will not conduct this one-for-one Rights Offering unless shareholders approve it first.

Q: At the April 26, 2002 shareholder meeting, shareholders approved a proposal permitting the Fund to leverage itself. Has it done so?


A: We have not yet leveraged the Fund, although we are actively considering doing so.


Q: What happened to the Dividend?


A: We changed the Fund's dividend policy from paying quarterly (when it was a bond fund) to paying annually, now that our objective is total return. Any net investment income the Fund has will be paid out in December. The Fund already paid $0.17 per share in March and $0.08 per share in June. No dividend will be paid in September. It is not likely the Fund will have any capital gains to pay out for some time. This is due to the massive losses taken in the bonds the Fund held.

Q: What does it mean when you say the Fund is "non-diversified"?


A:Essentially, it means we can have more concentrated positions in the stocks we really like than if we were a "diversified" fund. Under the federal securities laws that apply to the Fund, a non-diversified fund may have 50% of its portfolio in non-diversified positions - that is, positions in stocks that are greater than 5% of the portfolio, but less than 25% (at the time of purchase). In contrast, a "diversified" fund is limited to having 25% of the fund's assets in non-diversified positions. The reason we wanted this flexibility was to allow us to take significant positions in good companies when we find them. Conventional wisdom says buy 100 or more different stocks in order to diversify away risk. If you really want to diversify away risk, ask yourself why you are taking any risk to begin with. Just put your money in a savings account. But if you want to invest - I mean really invest - then find a few good companies and put a significant chunk of your money in those. Don't find a few good companies, a few OK, and a few mediocre, and then spread your money among all those. Just invest in the good ones. We hope you find BIF to be a "good one" and invest a lot in it. We did.

Q. We are disappointed that both the price and NAV of the Fund have gone down. Why has this happened?


A. First, we are disappointed too. Part of the Fund's falling NAV resulted from the prices of bonds that we inherited going down. Normally, when interest rates go down as low as they have, bond prices increase. Some of the bonds in the Fund's portfolio did, but most declined, some significantly so. The balance of the

         QUESTIONS & ANSWERS REGARDING THE BOULDER GROWTH & INCOME FUND
                                   (CONTINUED)

falling NAV is the result of the Fund having acquired stock in what we view as some really great companies at prices we view to be attractive.

We find that in the long run, stock prices track business performance quite closely. However, just because we buy a stock doesn't mean the price will increase right away. Although this would be nice, it would likely be dumb luck. The truth is, we have little ability to predict where the price of a company will be next week, next month, or even next year. However, we believe that over the next five years the performance of the companies we choose will progress nicely. Shareholders should be aware that if the market prices of our investments creep lower, we may very well buy a larger stake.

We believe our investment approach will be rewarding to those who remain with the Fund for the long run. We intend to stay in for the long run and want to attract investors who have similar objectives. We intend to run the Fund as a focused portfolio of only a few high-caliber companies. This approach inevitably results in more volatility and thus, from time to time, shareholders may see the portfolio fluctuate in excess of what they have experienced with more diversified funds. We seek to attract investors who, like us, are not concerned by such fluctuations and instead focus more on the intrinsic, long-term value of the portfolio. It is an essential element in our investment philosophy not to sell when the market is falling. That is the time to buy, not sell. We continue to be surprised to see the Fund's portfolio companies selling as cheaply as they are. These companies may go down even more, which will also surprise us, but our motivation to buy a company is driven more by what is happening in its business, and less by what is happening to its price. We don't know why they are so cheap, but we are glad they are so we can become part owners of wonderful businesses at reasonable prices.

BOULDER GROWTH & INCOME FUND, INC.                      PORTFOLIO OF INVESTMENTS
                                                                   JUNE 30, 2002

                                                                                               SHARES       COST          VALUE
                                                                                               ------      ------        -------
COMMON STOCKS - 83.1%
                  DIVERSIFIED - 23.7%  Berkshire Hathaway Inc., Class A+ ....................     144   $ 10,670,288  $  9,619,200
                                                                                                        ------------  ------------
         INVESTMENT COMPANIES -  7.9%  SSGA Money Market Fund- A ............................     256            256           256
                                       TCW/DW Term Trust 2002 ............................... 200,000      2,130,592     2,126,000
                                       TCW/DW Term Trust 2003 ............................... 100,000      1,076,000     1,076,000
                                                                                                        ------------  ------------
                                                       TOTAL INVESTMENT COMPANIES ...................      3,206,848     3,202,256
                                                                                                        ------------  ------------
                       MANUFACTURING
                (SPECIALIZED) -  0.1%  Grove Investors Inc.+ ................................   2,888        304,753        28,880
                                                                                                        ------------  ------------
                        MEDICAL-DRUG/
                  DIVERSIFIED - 15.4%  Bristol-Meyers Squibb Company ........................  82,000      2,384,985     2,107,400
                                       Merck & Company, Inc. ................................  40,000      2,183,200     2,025,600
                                       Schering-Plough Corporation ..........................  86,000      2,438,688     2,115,600
                                                                                                        ------------  ------------
                                                   TOTAL MEDICAL-DRUG/DIVERSIFIED ...................      7,006,873     6,248,600
                                                                                                        ------------  ------------
                        REITS - 16.5%  HRPT Properties Trust ................................ 260,000      2,234,700     2,301,000
                                       JDN Realty Corporation ............................... 170,000      2,140,619     2,125,000
                                       Post Properties, Inc. ................................  71,000      2,389,788     2,141,360
                                       Thornburg Mortgage, Inc. .............................   5,100        105,162       100,368
                                                                                                        ------------  ------------
                                                                      TOTAL REITS ...................      6,870,269     6,667,728
                                                                                                        ------------  ------------
          RETAIL-SUPERMARKETS -  4.3%  Safeway Inc.+ ........................................  60,000      1,845,432     1,751,400
                                                                                                        ------------  ------------
                    UTILITIES - 15.2%  Alliant Energy Corporation ...........................  83,800      2,360,280     2,153,660
                                       Aquila Inc. .......................................... 210,000      2,865,345     1,680,000
                                       Northwestern Corporation .............................  27,400        467,483       464,430
                                       Xcel Energy, Inc. .................................... 110,000      2,482,740     1,844,700
                                                                                                        ------------  ------------
                                                                  TOTAL UTILITIES ...................      8,175,848     6,142,790
                                                                                                        ------------  ------------
                  TOTAL COMMON STOCKS ...............................................................     38,080,311    33,660,854
                                                                                                        ------------  ------------
PREFERRED STOCKS AND SECURITIES - 0.0%**
           CABLE TELEVISION -  0.0%**  Adelphia Communications Corporation ..................   3,500        349,125        14,000
                                                                                                        ------------  ------------
                                                                                              PAR
                                                                                           --------
CORPORATE BONDS - 11.0%
                     AIRLINES -  0.4%  American Airlines Inc., Pass-through Certificates,
                                         7.800% due 10/01/06 ++ .............................$120,000        120,000       123,231
                                       Atlas Air Inc., Senior Notes,
                                         9.250% due 04/15/08 ................................ 100,000        100,244        50,000
                                                                                                         -----------   -----------
                                                                   TOTAL AIRLINES                            220,244       173,231
                                                                                                         -----------   -----------
                 BUILDING PRODUCTS -
                         WOOD -  0.6%  Koppers Industry, Inc., Senior Subordinated Notes,
                                         9.875% due 12/01/07 ................................ 225,000        214,447       227,813
                                                                                                         -----------   -----------
             CABLE TELEVISION -  0.1%  Pegasus Communications Corporation,
                                         Senior Notes, 9.750% due 12/01/06 ++ ...............  90,000         87,853        40,500
                                                                                                         -----------   -----------
        ELECTRONICS (DEFENSE) -  0.3%  Condor Systems Inc., Series B, Company

                                         Guarantee, (in default), 11.875% due 05/01/09 ...... 400,000        276,840       100,000
                                                                                                         -----------   -----------
           FINANCIAL SERVICES -  0.4%  Dana Credit Corporation, MTN,
                                         7.250% due 12/16/02 ++ ............................. 150,000        148,716       147,937
                                                                                                         -----------   -----------
              MACHINERY-CONSTRUCTION/
                       MINING -  0.3%  National Equipment Services Inc., Series B,
                                         Senior Subordinated Notes, 10.000% due
                                         11/30/04 ...........................................  50,000         44,707        43,500



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER GROWTH & INCOME FUND, INC.                      PORTFOLIO OF INVESTMENTS
                                                                   JUNE 30, 2002

                                                                                               SHARES       COST          VALUE
                                                                                               ------      ------        -------
CORPORATE BONDS - (CONTINUED)
              MACHINERY-CONSTRUCTION/
                MINING -  (CONTINUED)  National Equipment Services Inc., Series D,
                                         Company Guarantee, 10.000% due 11/30/04 ........... $ 80,000    $    56,528   $    69,600
                                                                                                         -----------   -----------
                                              TOTAL MACHINERY-CONSTRUCTION/MINING ...................        101,235       113,100
                                                                                                         -----------   -----------
                        MANUFACTURING
                (DIVERSIFIED) -  0.1%  DI Industries, Inc., Senior Notes,
                                         8.875% due 07/01/07 ...............................   40,000         38,635        41,000
                                       Polymer Group Inc., Series B, Company
                                         Guarantee, (in default), 9.000% due 07/01/07 ......   25,000         14,023         5,000
                                                                                                         -----------   -----------
                                                TOTAL MANUFACTURING (DIVERSIFIED) ...................         52,658        46,000
                                                                                                         -----------   -----------
           PAPER & PAPER PRODUCTS -
                                 5.7%  Boise Cascade Company, Series A, MTN,
                                         7.990% due 09/13/13 ...............................2,300,000      2,300,000     2,325,661
                                                                                                         -----------   -----------
              PHARMACEUTICALS -  0.3%  Pharmerica Inc., Senior Subordinated Notes,
                                         8.375% due 04/01/08 ...............................  125,000         97,371       129,063
                                                                                                         -----------   -----------
       RETAIL-MAIL ORDER & DIRECT -
                                 0.8%  Shop At Home, Inc., Company Guarantee,
                                         11.000% due 04/01/05 ..............................  350,000        345,421       332,938
                                                                                                         -----------   -----------
                RETAIL-MISCELLANEOUS/
                  DIVERSIFIED -  0.1%  MTS, Inc., Senior Subordinated Notes,
                                         9.375% due 05/01/05 ...............................  100,000         95,341        36,000
                                                                                                         -----------   -----------
                  TELECOMMUNICATIONS-
                     CELLULAR -  0.1%  American Cellular Corporation, Company
                                         Guarantee, 9.500% due 10/15/09 ....................  200,000        194,778        36,000
                                                                                                         -----------   -----------
                  TELECOMMUNICATIONS-
                     SERVICES -  0.7%  GCI Inc., Senior Notes,
                                         9.750% due 08/01/07 ...............................  325,000        332,995       299,000
                                                                                                         -----------   -----------
                    TELEPHONE -  0.5%  WorldCom, Inc., Notes,
                                         7.500% due 05/15/11 ...............................1,000,000        990,065       150,000
                                       Versatel Telecom International N.V.,
                                         Senior Notes, (in default), 13.250% due
                                         05/15/08 ..........................................  140,000        143,249        35,000
                                       Versatel Telecom International N.V.,
                                         Senior Notes, (in default), 13.250% due
                                         05/15/08 ..........................................   50,000         51,382        12,500
                                                                                                         -----------   -----------
                                                                  TOTAL TELEPHONE ...................      1,184,696       197,500
                                                                                                         -----------   -----------
           UTILITY-ELECTRIC POWER -
                                 0.6%  Calpine Canada Energy Finance, Company
                                         Guarantee, 8.500% due 05/01/08 ....................  200,000        199,644       137,000
                                       Calpine Corporation, Senior Notes,
                                         8.750% due 07/15/07 ++ ............................  150,000        127,735       105,000
                                                                                                         -----------   -----------
                                                     TOTAL UTILITY-ELECTRIC POWER                            327,379       242,000
                                                                                                         -----------   -----------
         WEB HOSTING/DESIGN -  0.0%**  PSInet Inc., Senior Notes, (in default),
                                         11.000% due 08/01/09 ..............................   10,000          7,988           975
                                                                                                         -----------   -----------
                TOTAL CORPORATE BONDS ...............................................................      5,987,962     4,447,718
                                                                                                         -----------   -----------


BOULDER GROWTH & INCOME FUND, INC.                      PORTFOLIO OF INVESTMENTS
                                                                   JUNE 30, 2002

                                                                                               SHARES       COST          VALUE
                                                                                               ------      ------        -------
FOREIGN BONDS - 1.6%
             CABLE TELEVISION -  0.5%  Callahan Nordrhein-Westfalen GMBH,
                                         Senior Notes, 14.000% due 07/15/10 ............... $ 350,000   $    318,702  $     14,000
                                       Ekabel Hessen GMBH, Senior Notes,
                                         14.500% due 09/01/10 ++ ..........................   235,000        233,453        57,575
                                       Ono Finance PLC, Company Guarantee,
                                         13.000% due 05/01/09 .............................   250,000        250,000        82,500
                                       United Pan-Europe Communications N.V.,
                                         Senior Notes, (in default), 11.250% due
                                         02/01/10 ++ ......................................   350,000        347,760        45,500
                                                                                                        ------------  ------------
                                                           TOTAL CABLE TELEVISION                          1,149,915       199,575
                                                                                                        ------------  ------------
                  TELECOMMUNICATIONS-
                    EQUIPMENT -  0.8%  Marconi Corporation PLC, Company Guarantee,
                                         7.750% due 09/15/10 .............................. 1,125,000      1,017,610       337,500
                                                                                                        ------------  ------------
                      UTILITY -  0.3%  AmeriGas Partners L.P., Series D, Senior Notes,
                                         10.000% due 04/15/06 .............................   100,000         99,643       106,000
                                                                                                        ------------  ------------
                 TOTAL FOREIGN  BONDS ...............................................................      2,267,168       643,075
                                                                                                        ------------  ------------
REPURCHASE AGREEMENT - 1.1%
                                       Agreement with PNC Capital Markets,
                                       1.870% dated 06/28/02, to be repurchased
                                       at $461,072 on 07/01/02, collateralized
                                       by $470,000 FNMA,
                                       3.250% due 01/23/04 (value $479,709) ...............   461,000        461,000       461,000
                                                                                                        ------------  ------------
TOTAL INVESTMENTS - 96.8% ...........................................................................   $ 47,145,566*   39,226,647
                                                                                                        ============
OTHER ASSETS AND LIABILITIES - 3.2% ................................................................................     1,287,020
                                                                                                                      ------------
NET ASSETS - 100.0% ................................................................................................  $ 40,513,667
                                                                                                                      ============

-----------
*  Aggregate cost for Federal tax purposes is $48,893,658.
+  Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1993.
** Amount represents less than 0.1% of net assets.

      Glossary of Terms

GMBH Gesellschaft mit beschrankter Halftung (West German Limited Liability Company)
 MTN  Medium Term Note
N.V.  Naamloze Vennoolschap (Dutch Corporation)
 PLC  Public Liability Company

BOULDER GROWTH & INCOME FUND, INC.

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

JUNE 30, 2002


ASSETS:
   Investments, at value (Cost $47,145,566) (Note 1)
     See accompanying schedule .................................................................. $    39,226,647
   Receivable for investment securities sold ....................................................       1,331,250
   Dividends and interest receivable ............................................................         277,991
   Prepaid expenses .............................................................................          96,096
   Other receivables ............................................................................          23,622
                                                                                                  ---------------
         TOTAL ASSETS ...........................................................................      40,955,606

LIABILITIES:
   Deferred compensation-director ............................................  $       158,383
   Payable for investment securities purchased ...............................          157,210
   Investment co-advisory fees payable (Note 2) ..............................           81,336
   Legal and audit fees ......................................................           34,500
   Administration fee payable (Note 2) .......................................           10,510
                                                                                ---------------
         TOTAL LIABILITIES ......................................................................         441,939
                                                                                                  ---------------
NET ASSETS ...................................................................................... $    40,513,667
                                                                                                  ---------------
NET ASSETS consist of:
   Undistributed net investment income .......................................................... $       334,970
   Accumulated net realized loss on investments sold ............................................     (10,143,990)
   Unrealized depreciation of investments .......................................................      (7,918,919)
   Par value of Common Stock ....................................................................          56,639
   Paid-in capital in excess of par value of Common Stock .......................................      58,184,967
                                                                                                  ---------------
         TOTAL NET ASSETS ....................................................................... $    40,513,667
                                                                                                  ---------------
NET ASSET VALUE, (Net Asset Value, $40,513,667 / 5,663,892 shares outstanding) .................. $          7.15
                                                                                                  ---------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER GROWTH & INCOME FUND, INC.

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JUNE 30, 2002


INVESTMENT INCOME:
   Interest (net of foreign withholding taxes of $384) ............................   $      3,945,417
   Dividends ......................................................................            252,118
                                                                                      ----------------
         TOTAL INVESTMENT INCOME ..................................................          4,197,535

EXPENSES:
   Investment co-advisory fees (Note 2) ...........................  $       362,370
   Legal and audit fees ...........................................          166,583
   Proxy fees .....................................................          144,097
   Administration fee (Note 2) ....................................           82,880
   Directors' fees and expenses (Note 2) ..........................           51,198
   Shareholder servicing agent fees (Note 2) ......................           41,364
   Insurance fees .................................................           19,789
   Interest on Directors' deferred compensation ...................            5,705
   Custody fees (Note 2) ..........................................            2,923
   Other ..........................................................           42,619
                                                                     ---------------
         TOTAL EXPENSES ...........................................................            919,528
                                                                                      ----------------
NETINVESTMENT INCOME ..............................................................          3,278,007
                                                                                      ----------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss on investments sold during the year ..........................         (5,632,874)
   Change in unrealized depreciation of investments during the year ...............         (2,770,396)
                                                                                      ----------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...................................         (8,403,270)
                                                                                      ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................   $     (5,125,263)
                                                                                      ================


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER GROWTH & INCOME FUND, INC.

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 YEAR ENDED
                                                                                                  JUNE 30,
                                                                                      ----------------------------------
                                                                                         2002                   2001
                                                                                         -----                  -----
OPERATIONS:
Net investment income                                                               $    3,278,007         $    3,994,351
Net realized loss on investments sold during the year                                   (5,632,874)            (2,913,272)
Change in unrealized appreciation/depreciation of investments during the year           (2,770,396)             1,152,798
                                                                                    --------------         --------------
Net increase/decrease in net assets resulting from operations                           (5,125,263)             2,233,877

DISTRIBUTIONS:
Dividends paid from net investment income to Shareholders                               (3,351,050)            (4,010,505)
                                                                                    --------------         --------------
     TOTAL DISTRIBUTIONS                                                                (3,351,050)            (4,010,505)

CAPITAL TRANSACTIONS:

Proceeds from capital stock issued for distributions reinvested                                 --                175,683
                                                                                    --------------         --------------
Net Increase in Net Assets Resulting From Capital Transactions                                  --                175,683
NET DECREASE IN NET ASSETS FOR THE YEAR                                                 (8,476,313)            (1,600,945)

NET ASSETS:
Beginning of year                                                                       48,989,980             50,590,925
                                                                                    --------------         --------------
End of year (including undistributed net investment income of $334,970
   and $488,277, respectively)                                                      $   40,513,667         $   48,989,980
                                                                                    ==============         ==============




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       BOULDER GROWTH & INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

              FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH YEAR.

    Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.


                                                                                           YEAR ENDED JUNE 30,
                                                                       2002         2001         2000         1999       1998
                                                                -------------------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of year..............................   $     8.65   $     8.96    $   10.07    $   10.75   $   10.17
                                                                   ----------   ----------    ---------    ---------   ---------
Net investment income...........................................         0.58         0.70         0.67         0.78        0.75
Net realized and unrealized gain/(loss) on investments..........        (1.49)       (0.31)       (1.02)       (0.70)       0.59
                                                                   ----------   ----------    ---------    ---------   ---------
Total from investment operations................................        (0.91)        0.39        (0.35)        0.08        1.34
                                                                   ----------   ----------    ---------    ---------   ---------
DISTRIBUTIONS:
Dividends paid from net investment income to shareholders.......        (0.59)       (0.70)       (0.76)       (0.76)      (0.76)
                                                                   ----------   ----------    ---------    ---------   ---------
Total distributions.............................................        (0.59)       (0.70)       (0.76)       (0.76)      (0.76)
                                                                   ----------   ----------    ---------    ---------   ---------
Net asset value, end of year....................................   $     7.15   $     8.65    $    8.96    $   10.07   $   10.75
                                                                   ==========   ==========    =========    =========   =========
Market value, end of year.......................................   $     6.78   $     8.50    $    8.25    $    9.63   $    9.63
                                                                   ==========   ==========    =========    =========   =========
Total investment return based on net asset value(a).............       (11.36)%       4.41%       (3.70)%       0.64%      13.57%
                                                                   ==========   ==========    =========    =========   =========
Total investment return based on market value(a)................       (14.47)%      11.77%       (6.81)%       7.85%      14.01%
                                                                   ==========   ==========    =========    =========   =========
RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.........................         1.95%+       1.82%+       2.51%+       1.12%       1.12%
Ratio of net investment income to average net assets............         6.96%        8.03%        7.08%        7.46%       7.11%

SUPPLEMENTAL DATA:
Portfolio turnover rate.........................................          180%          83%          53%          58%         73%
Net assets, end of year (in 000's)..............................   $   40,514   $    48,990   $  50,591    $  56,591   $  60,670
Number of shares outstanding at end of year (in 000's)..........        5,664         5,664       5,644        5,644       5,644

----------------------------------
 (a) Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan.
  +  For the years ended June 30, 2002, 2001 and 2000, the ratio of expenses to average net assets excluding the costs attributable to a proxy contest and related matters was 1.65%, 1.26% and 1.55%, respectively.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       BOULDER GROWTH & INCOME FUND, INC.

    The information in the table below is unaudited.

                                 FINANCIAL DATA

                                                       PER SHARE OF
                                                       COMMON STOCK
                                            ------------------------------------
                                                            NYSE        DIVIDEND
                                               NAV      CLOSING PRICE     PAID
                                             -------    ------------    --------
               7/31/01 ..................        $8.79         $8.73      $  --
               8/31/01 ..................         8.71          8.43       0.17
               9/30/01 ..................         8.47          7.90         --
              10/31/01 ..................         8.66          7.95         --
              11/30/01 ..................         8.68          8.18       0.17
              12/31/01 ..................         8.40          7.74         --
               1/31/02 ..................         8.30          7.77         --
               2/28/02 ..................         8.13          7.56       0.17
               3/31/02 ..................         8.09          7.31         --
               4/30/02 ..................         8.08          7.65         --
               5/31/02 ..................         7.86          7.33       0.08
               6/30/02 ..................         7.15          6.78         --

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       BOULDER GROWTH & INCOME FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     Boulder Growth & Income Fund, Inc. (the "Fund"), formerly USLife Income Fund, Inc., is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

     PORTFOLIO VALUATION: The net asset value of the Fund is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets by the number of shares of Common Stock outstanding. The value of the Fund's net assets is deemed to equal the value of the Fund's total assets less the Fund's liabilities. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis, with premiums and discounts being amortized or accreted, respectively.

     Cash distributions received from the Fund's investment in real estate investment trust ("REITs") and registered investment companies ("RICs") are recorded as income. If the Fund is subsequently informed that such distributions received or a portion thereof are designated as returns of capital, the Fund will reclassify such amounts from income and reduce the cost basis of such securities.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income, if any, are declared and paid annually. The Fund had been declaring and paying dividends quarterly, however the Fund's Board of Directors changed this policy to an annual payout rather than quarterly at the April 2002 Board of Directors meeting. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     FEDERAL INCOME TAXES: The Fund intends to qualify as a registered investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders. The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

     OTHER: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                       BOULDER GROWTH & INCOME FUND, INC.

2. INVESTMENT CO-ADVISORY FEES, DIRECTORS' FEES, ADMINISTRATION FEE, CUSTODY FEE AND TRANSFER AGENT FEE

     Beginning on January 23, 2002, Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA") serve as the Fund's Co-Investment Advisers (the "Advisers"). From January 23, 2002 to April 25, 2002, the Fund paid the Advisers a monthly fee at an annual rate of .50% of the value of the Fund's average monthly net assets plus 2.50% of the Fund's net investment income during the month. On April 26, 2002, the Fund's shareholders approved a change in the investment advisory agreement. Effective April 26, 2002, the Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund's average monthly net assets. Although the Advisers received a lesser fee equal to that paid to the previous adviser (see discussion regarding VALIC below) until such time as the Advisers had invested more than 50% of the value of the Fund's assets in equity securities, which occured on May 1, 2002. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC'), and the Lola Brown Trust No. 1B (the "Lola Trust"), each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

     Prior to January 23, 2002, the Fund paid The Variable Annuity Life Insurance Company ("VALIC"), a monthly fee equal to the sum of a) .04167% of the Fund's adjusted net assets (month end net assets, less net investment income for the month); and b) 2.50% of the Fund's net investment income, minus interest on borrowed funds during the month.

     Beginning on January 23, 2002, Fund Administrative Services, LLC ("FAS") serves as the Fund's Administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and other administrative tasks. Under the Administration Agreement, the Fund pays FAS a monthly fee, calculated at an annual rate of 0.30% of the value of the Fund's average monthly net assets out of which FASis required to pay any fees for outsourcing any administrative, custodial or transfer agent, which it has done. The equity owners of FAS are EALLC and the Lola Trust, each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

     Prior to January 23, 2002, the Fund reimbursed VALIC for services performed on behalf of the Fund by the Secretary and the Treasurer and personnel operating under their direction. For the year ended June 30, 2002, the Fund paid VALIC $25,000 for providing these services.

     Effective January 28, 2002, the Fund pays each Director who is not a director, officer or employee of the Advisers or FAS a fee of $3,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     FAS has hired PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, to serve as a sub-administrator.

     Mellon Investor Services, LLC ("Mellon"), serves as the Fund's Transfer Agent. FAS pays Mellon an annual Transfer Agent fee as well as certain expenses. The Fund may also pay for certain out-of-pocket expenses.

     State Street Bank and Trust Company ("State Street"), serves as the Fund's Custodian. FAS pays State Street a $150.00 monthly maintenance fee as well as certain expenses. The Fund may also pay for certain out-of-pocket expenses.

3. CHANGE IN THE FUND'S INVESTMENT POLICIES, INVESTMENT ADVISERS AND RISKS INVOLVED

                          CHANGE IN INVESTMENT POLICIES

     At a meeting held January 23, 2002, the Board of Directors voted to eliminate the Fund's non-fundamental investment policy which prohibited the Fund from investing for purposes of control or management of any company. Removal of this restriction provides the Fund with flexibility to consider a full range of reasonable investment options when the Advisers consider a particular investment. The Advisers currently do not intend to pursue this type of investment in most circumstances.

     The Board also voted to eliminate the Fund's non-fundamental investment policy which prohibited the Fund from investing in other investment companies. In the Advisers' view, investing in other registered investment companies ("RICs") can be a good way to indirectly purchase assets or a class of assets held by such companies. Under current law, the Fund is able to purchase up to 3% of the

                       BOULDER GROWTH & INCOME FUND, INC.

voting securities of any one RIC and invest up to an aggregate of 10% of the Fund's assets in RICs.


                           CHANGE IN PORTFOLIO MANAGER

     On January 23, 2002, shareholders approved new advisory agreements with BIA and SIA, resulting in a change to the persons who are primarily responsible for the day-to-day management of the Fund's portfolio. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund's primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund's assets. Mr. Horejsi has full discretion regarding specific investment decisions and the Fund's asset allocation among cash, common stocks and fixed income investments. In addition to the Fund, Mr. Horejsi has also managed the Boulder Total Return Fund, Inc. ("BTF") since August 1999. BTF is a closed-end registered investment company traded on the NYSE. Mr. Horejsi was General Manager of Brown Welding Supply, LLC, from April 1994 until the company's sale in 1999; and the President or Manager of various subsidiaries associated with the Horejsi family since the early 1980's. Mr. Horejsi has been the investment adviser for the Horejsi family trusts (i.e., the Lola Brown Trust, the Ernest Horejsi Trust No. 1B, the Stewart
R. Horejsi Trust No. 2 and certain other related trusts and affiliates) since the early 1980's. As of July 31, 2002, the size of these trusts' and affiliates' common stock portfolio was approximately $574 million. Mr. Horejsi has been the Director and President of the Horejsi Family Charitable Foundation, Inc. since 1997. Mr. Horejsi received a Masters Degree in Economics from Indiana University in 1961 and a Bachelor of Science Degree in Industrial Management from the University of Kansas in 1959.

     Carl D. Johns, the Fund's Vice President and Treasurer, is responsible for managing the bonds in the Fund's portfolio. Mr. Johns has assisted in the management of BTF since August 1999. Prior to joining BIA, he worked at Flaherty & Crumrine Incorporated, an investment adviser, from 1992 to 1998. During that period he was an Assistant Treasurer for three NYSE-listed investment companies. Mr. Johns received a Bachelors Degree in Mechanical Engineering at the University of Colorado in 1985, and a Masters Degree in Finance from the University of Colorado in 1991.

                                 CHANGES IN RISK

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest.

     On April 26, 2002, the Fund's shareholders approved changes to the Fund's investment objective and certain investment restrictions. As a result of the changes to the Fund, the primary risks of investing in the Fund have changed.

     The Fund formerly held a substantial amount of non-investment grade bonds ("junk bonds"), many of which the Advisers believe are risky investments. The Fund is transitioning away from these investments and investing in common stocks, without limit, for capital appreciation, as well as common stocks that pay dividends, including real estate investment trusts ("REITs") and other closed-end investment companies ("RICs"). Investing in common stocks may subject shareholders to more risk than investing in bonds. The Advisers believe that evaluating whether to buy a company's common stock is more involved than evaluating whether to buy the same company's bonds; the Advisers believe there are more variables that need to be considered. While both bonds and common stocks are subject to market risk (i.e., the risk that the price of a security (a stock or bond) will rise or fall due to various unpredictable market conditions), common stock price variability has been historically greater than that of bonds.

     The Fund is now a "non-diversified management company" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). This permits the Fund to buy fairly significant positions in stocks of companies that the Advisers find attractive, permitting the Fund to hold larger positions in fewer companies. A more concentrated portfolio may cause the Fund's net asset value to be more volatile than it has been historically and thus may subject shareholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of June 30, 2002, the Fund held a significant position in Berkshire Hathaway, Inc., and thus, the volatility of the Fund's common stock, and the Fund's net asset value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

     The Fund may now invest in real estate, REITs (real estate investment trusts) and other real estate securities. REITs are securities of companies whose primary objective is investment in real property or providing services to real property interests. The Fund may invest up to 25% of its assets in REIT securities. The Fund intends to invest in REIT securities primarily for income. Risks associated with investing in REITs include the potential for loss of value if there is an underlying decline in value of the properties in which the REIT invests. Property valuations may rise and fall with either local economic conditions or with the national economy. Furthermore, the dividend income paid by a REIT may be reduced or eliminated. In addition, the Fund bears its ratable share of REIT expenses while still paying management fees on the Fund assets so invested.

                       BOULDER GROWTH & INCOME FUND, INC.

     The Fund may now invest up to 10% of its assets in other investment companies registered under the 1940 Act. The Fund may invest in other closed-end RICs when they are trading at a discount, and when market conditions seem appropriate to the Advisers. The Fund intends to normally invest in RICs that pay dividends. The risks associated with investments in RICs include the risk that the dividend paid by the RIC could be reduced or eliminated. As a shareholder in another fund, the Fund will pay double fees, by bearing its ratable share of that fund's expenses, including management fees, and remaining subject to the Fund's advisory and administrative fees with respect to the assets so invested

4. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the year ended June 30, 2002, excluding short-term investments, aggregated $84,403,350 and $85,166,759 respectively.

     At June 30, 2002, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $162,044 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $9,829,055.

5. COMMON STOCK

     At June 30, 2002, 10,000,000 of $0.01 par value Common Stock were authorized. There were no Common Stock transactions for the year ended June 30, 2002. For the year ended June 30, 2001, the Fund issued 20,124 shares as reinvested dividends under the Automatic Dividend Investment Plan, with a market value of $175,683.

6. SIGNIFICANT SHAREHOLDERS

     On June 30, 2002, trusts and other entities affiliated with the Horejsi family owned 1,171,400 shares of Common Stock of the Fund, representing approximately 20.68% of the total Fund shares.

7. POST OCTOBER LOSS

     Under the current tax law, capital and currency losses realized after October 31, may be deferred and treated as occuring on the first day of the following fiscal year. For the fiscal year ended June 30, 2002, the Fund elected to defer capital losses of $7,281,430 occuring between November 1, 2001 and June 30, 2002. Such losses will be treated as arising on the first day of the year ending June 30, 2003.

8. CAPITAL LOSS CARRYFORWARDS

     The Fund had available for Federal income tax purposes unused capital losses of $1,114,468, which will expire in 06/30/09.

9. SHARE REPURCHASE PROGRAM

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

10. CHANGE IN INDEPENDENT ACCOUNTANTS

     Based on the recommendation of the audit committee of the Fund, the Board of Directors has determined not to retain Ernst & Young LLP as the Fund's independent auditor and voted to appoint KPMG LLP for the Fund's fiscal year ended June 30, 2002. During the two most recent fiscal years, Ernst & Young LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through August 1, 2001 there were no disagreements between the Fund and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference to the disagreements in its report on the financial statements for two years.

                       BOULDER GROWTH & INCOME FUND, INC.

11. TAX BASIS DISTRIBUTIONS

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2002 and 2001 is as follows:

                                            2002              2001
                                            -----            -----
   Distributions paid from:
     Ordinary Income ...................  $3,351,050       $4,010,505
     Short-Term Capital Gain ...........          --               --
     Long-Term Capital Gain ............          --               --
                                          ----------       ----------
                                          $3,351,050       $4,010,505
                                          ==========       ==========



     As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

   Ordinary Income ....................................  $    588,971
   Unrealized Depreciation ............................    (9,667,011)
                                                         ------------
                                                         $ (9,078,040)

     The Fund had available for tax basis distributions purposes accumulated capital and other losses of $8,395,898, which will expire in 06/30/09.

     Net investment income and realized gain and loss for federal income tax purposes differ from that reported in the financial statements because of permanent and temporary book and tax differences. These differences are primarily related to differing treatment of long-term capital gains dividends and excess ordinary distributions received from Real Estate Investment Trusts and wash sales. Permanent book and tax basis differences of $(80,264) and $80,264 were reclassified at June 30, 2002 between undistributed net investment income and accumulated net realized loss on investments, respectively, for the Boulder Growth & Income Fund, Inc.

ADDITIONAL INFORMATION (UNAUDITED)

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

     The Board of Directors recently determined to eliminate the Fund's Automatic Dividend Reinvestment Plan.

                                PRIVACY STATEMENT

     Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Boulder Growth & Income Fund, Inc. have established the following policy regarding information about the Fund's shareholders. We consider all shareholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use. The Fund collects nonpublic information (e.g., your name, address, Social Security Number, Fund holdings) about shareholders from transactions in Fund shares. The Fund will not release information about current or former shareholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; or (iii) we are required by law to release information to the recipient. The Fund has not and will not in the future give or sell information about its current or former shareholders to any company, individual, or group (except as permitted by law). The Fund will only use information about its shareholders as necessary to service or maintain shareholder accounts in the ordinary course of business. Internally, we also restrict access to shareholder personal data to those who have a specific need for the records. We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal data.

                       BOULDER GROWTH & INCOME FUND, INC.

                        REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Directors and Shareholders
Boulder Growth & Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Boulder Growth & Income Fund, Inc. (formerly the USLIFE Income Fund, Inc.) including the portfolio of investments, as of June 30, 2002, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets for the year ended June 30, 2001 and the financial highlights for each of the years in the four-year period ended June 30, 2001 were audited by other auditors whose report dated August 1, 2001 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boulder Growth & Income Fund, Inc. as of June 30, 2002, the results of its operations, changes in its net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

[GRAPHIC OMITTED][
KPMG LOGO ART


Boston, Massachusetts
July 31, 2002

                       BOULDER GROWTH & INCOME FUND, INC.

              INFORMATION ABOUT DIRECTORS AND OFFICERS (UNAUDITED)

     Set forth in the following table is information about the nominee for election to the Board and the existing Directors of the Fund, together with their address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years.


----------------------------------------------------------------------------------------------------------------------------------
   NAME, ADDRESS*, AGE        POSITION, LENGTH OF            PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS  NUMBER OF FUNDS
                              TERM SERVED, AND TERM                               HELD                        IN FUND COMPLEX
                                    OF OFFICE                          DURING THE PAST FIVE YEARS                OVERSEEN BY

                                                                                                                  DIRECTOR

----------------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors
----------------------------------------------------------------------------------------------------------------------------------
ALFRED G. ALDRIDGE, JR.      Director of the Fund           Retired; from 1982-2002, Sales Manager of                 2
BRIG. GEN. (RETIRED)         since January 2002.            Shamrock Foods Company; Director of the
CAL. AIR NATIONAL GUARD      Current term expires at        Fiesta Bowl, Tempe, AZ. Director, Boulder
Age: 64                      Annual Meeting for             Total Return Fund, Inc., since 1999.
                             2004

RICHARD I. BARR              Director of the Fund           Retired; from 1963-2001, Manager of                       2
Age:  64                     since January 2002.            Advantage Sales and Marketing, Inc.
                             Current term expires at        Director, Boulder Total Return Fund, Inc.,
                             Annual Meeting for             since 1999; Director, First Financial Fund,
                             2004                           Inc., since 2001.

JOEL W. LOONEY               Director of the Fund           Partner, Financial Management Group, LLC                  2
Age:  40                     since January, 2002.           since July 1999. Director, Boulder Total
                             Current term expires at        Return Fund, Inc., since January 2001.
                             Annual Meeting for
                             2003
----------------------------------------------------------------------------------------------------------------------------------
Interested Directors**
----------------------------------------------------------------------------------------------------------------------------------
SUSAN L. CICIORA             Director of the Fund           Owner, Superior Interiors (interior design for            2
Age: 38                      since January 2002.            custom homes) since 1995; Corporate
                             Current term expires at        Secretary, Ciciora Custom Builders, LLC
                             Annual Meeting for 2003        since 1995; Trustee of the Brown Trust and
                                                            the EH Trust. Director, Boulder Total Return
                                                            Fund, Inc., since November 2001.

STEPHEN C. MILLER            Director and Chairman          President and General Counsel of Boulder                  2
Age:  49                     of the Board since             Investment Advisers, LLC ("BIA"); Manager,
                             January 2002.                  Fund Administrative Services, LLC ("FAS");
                             President of the Fund.         Vice President of  Stewart Investment
                             Nominee for term as            Advisers ("SIA"); Director, Chairman of the
                             Director expire at             Board and President of Boulder Total Return
                             Annual Meeting for             Fund, Inc., since 1999. President and
                             2005                           General Counsel, Horejsi, Inc. (liquidated in
                                                            1999); General Counsel, Brown Welding Supply, LLC (sold in
                                                            1999); Of Counsel, Krassa & Miller, LLC since 1991.

*    Unless otherwise specified, the Directors' respective addresses are c/o Boulder Growth & Income Fund, Inc., 1680
     38th Street, Suite 800, Boulder, Colorado 80301.
**   Mr. Miller is an "interested person" because he is an officer of BIA and SIA, the Fund's investment advisers. Ms.
     Ciciora is an "interested person" as a result of her beneficial ownership of Fund shares.

                       BOULDER GROWTH & INCOME FUND, INC.

     The names of the executive officers of the Fund (other than Mr. Miller, who is described above) are listed in the table below. Each officer was elected to office by the Board at a meeting held on January 23, 2002. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board.

---------------------------------------------------------------------------------------------------------------------------------
   NAME, ADDRESS, AGE         POSITION, LENGTH OF            PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
                              TERM SERVED, AND TERM                               HELD
                      OF OFFICE DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
CARL D. JOHNS                Chief Financial Officer,       Vice President and Treasurer of BIA and Assistant
1680 38th Street,            Chief Accounting Officer,      Manager of FAS, since April, 1999; Vice President, Chief
Suite 800                    Vice President and             Financial Officer and Chief Accounting Officer, Boulder
Boulder, CO 80301            Treasurer since January        Total Return Fund, Inc., since 1999; Employee of
Age: 39                      2002. Appointed annually.      Flaherty & Crumrine Incorporated prior to December 31,
                                                            1998; Assistant Treasurer of Preferred Income Management
                                                            Fund Incorporated, Preferred Income Fund Incorporated and
                                                            Preferred Income Opportunity Fund Incorporated prior to
                                                            December 31, 1998.

STEPHANIE KELLEY             Secretary since January 2002.  Secretary, Boulder Total Return Fund, Inc., since
1680 38th Street,            Appointed annually.            October 27, 2000; Assistant Secretary and Assistant
Suite 800                                                   Treasurer of various Horejsi Affiliates; employee of FAS
Boulder, CO 80301                                           since March 1999.
Age: 45

NICOLE L. MURPHEY            Assistant Secretary            Assistant Secretary, Boulder Total Return Fund, Inc.,
1680 38th Street,            since January 2002.            since October 27, 2000; employee of FAS since July 1999.
Suite 800                    Appointed annually.
Boulder, CO 80301
Age: 25


                       BOULDER GROWTH & INCOME FUND, INC.

              MEETING OF SHAREHOLDERS -- VOTING RESULTS (UNAUDITED)

     On April 26, 2002, the Fund held a Special Meeting of Shareholders to (1) approve the proposed Investment Advisory Agreement with Boulder Investment Advisors, L.L.C., (2) approve the proposed Investment Advisory Agreement with Stewart Investment Advisers, (3) approve a change of the Fund's investment objective to total return, (4) approve changing the Fund's classification and related fundamental investment restriction to make the Fund a non-diversified investment company, (5) approve an amendment to the Fund's fundamental investment restriction regarding borrowing, (6) approve an amendment to the Fund's fundamental investment restriction regarding the pledging of assets, (7) approve an amendment to the Fund's fundamental investment restriction regarding the issuance of senior securities, (8) approve an amendment to the Fund's fundamental investment restriction regarding investment in real estate, real estate investment trusts ("REITs") and other real estate securities, (9) approve the deletion of the Fund's fundamental investment restriction regarding the ability to hold greater than 5% in one issuer.

PROPOSAL 1:

         INVESTMENT ADVISORY AGREEMENT WITH BOULDER INVESTMENT ADVISERS, L.L.C.
         ----------------------------------------------------------------------
                                                                                           # OF VOTES CAST          % OF VOTES CAST
                                                                                           ---------------          ---------------
         Affirmative ...................................................................      3,032,976                  83.7
         Against .......................................................................        425,433                  11.7
         Abstain .......................................................................        164,664                   4.6
                                                                                              ---------                 -----
                  TOTAL ................................................................      3,623,073                 100.0
                                                                                              =========                 =====

PROPOSAL 2:

         INVESTMENT ADVISORY AGREEMENT WITH STEWART INVESTMENT ADVISERS
         --------------------------------------------------------------
                                                                                           # OF VOTES CAST          % OF VOTES CAST
                                                                                           ---------------          ---------------
         Affirmative                                                                          3,028,404                  83.6
         Against                                                                                434,172                  12.0
         Abstain                                                                                160,497                   4.4
                                                                                              ---------                 -----
                  TOTAL                                                                       3,623,073                 100.0
                                                                                              =========                 =====

PROPOSAL 3:

         CHANGE OF THE FUND'S INVESTMENT OBJECTIVE TO TOTAL RETURN
         ---------------------------------------------------------
                                                                                           # OF VOTES CAST          % OF VOTES CAST
                                                                                           ---------------          ---------------
         Affirmative                                                                          3,025,199                  83.5
         Against                                                                                442,407                  12.2
         Abstain                                                                                155,467                   4.3
                                                                                              ---------                 -----
                  TOTAL                                                                       3,623,073                 100.0
                                                                                              =========                 =====

PROPOSAL 4:

         CHANGE THE FUND'S CLASSIFICATION AND RELATED FUNDAMENTAL INVESTMENT
         RESTRICTION TO MAKE THE FUND A NON-DIVERSIFIED INVESTMENT COMPANY
         -------------------------------------------------------------------
                                                                                           # OF VOTES CAST          % OF VOTES CAST
                                                                                           ---------------          ---------------
         Affirmative                                                                          2,963,981                  81.8
         Against                                                                                492,765                  13.6
         Abstain                                                                                166,327                   4.6
                                                                                              ---------                 -----
                  TOTAL                                                                       3,623,073                 100.0
                                                                                              =========                 =====


                       BOULDER GROWTH & INCOME FUND, INC.

PROPOSAL5:

         AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING
         -----------------------------------------------------------------------
                                                                                           # OF VOTES CAST          % OF VOTES CAST
                                                                                           ---------------          ---------------
         Affirmative                                                                          2,975,179                  82.1
         Against                                                                                487,345                  13.5
         Abstain                                                                                160,549                   4.4
                                                                                              ---------                 -----
                  TOTAL                                                                       3,623,073                 100.0
                                                                                              =========                 =====

PROPOSAL 6:

         AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING THE PLEDGING
         OF ASSETS
         --------------------------------------------------------------------------
                                                                                           # OF VOTES CAST          % OF VOTES CAST
                                                                                           ---------------          ---------------
         Affirmative                                                                          2,937,777                  81.1
         Against                                                                                507,175                  14.0
         Abstain                                                                                178,121                   4.9
                                                                                              ---------                 -----
                  TOTAL                                                                       3,623,073                 100.0
                                                                                              =========                 =====

PROPOSAL 7:

         AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING THE ISSUANCE
         OF SENIOR SECURITIES
         --------------------------------------------------------------------------
                                                                                           # OF VOTES CAST          % OF VOTES CAST
                                                                                           ---------------          ---------------
         Affirmative                                                                          2,939,335                  81.1
         Against                                                                                514,109                  14.2
         Abstain                                                                                169,629                   4.7
                                                                                              ---------                 -----
                  TOTAL                                                                       3,623,073                 100.0
                                                                                              =========                 =====

PROPOSAL 8:

         AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
         INVESTMENT IN REAL ESTATE, REAL ESTATE INVESTMENT TRUSTS ("REITS") AND
         OTHER REAL ESTATE SECURITIES
         ----------------------------------------------------------------------
                                                                                           # OF VOTES CAST          % OF VOTES CAST
                                                                                           ---------------          ---------------
         Affirmative                                                                          3,058,304                  84.4
         Against                                                                                421,070                  11.6
         Abstain                                                                                143,699                   4.0
                                                                                              ---------                 -----
                  TOTAL                                                                       3,623,073                 100.0
                                                                                              =========                 =====

PROPOSAL 9:

         DELETION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING THE ABILITY
         TO GREATER THAN 5% IN ONE ISSUER
         -------------------------------------------------------------------------------
                                                                                           # OF VOTES CAST          % OF VOTES CAST
                                                                                           ---------------          ---------------
         Affirmative                                                                          2,959,985                  81.7
         Against                                                                                504,800                  13.9
         Abstain                                                                                158,288                   4.4
                                                                                              ---------                 -----
                  TOTAL                                                                       3,623,073                 100.0
                                                                                              =========                 =====


                       This Page Left Blank Intentionally.

BOULDER GROWTH & INCOME FUND, INC.
85 Challenger Road
Ridgefield Park, NJ 07660

                               [GRAPHIC OMITTED]
                                  MOUNTAIN ART

                                     BOULDER
                                 GROWTH & INCOME
                                   FUND, INC.
                                   (NYSE: BIF)

--------------------------------------------------------------------------------


                                  ANNUAL REPORT
                                  JUNE 30, 2002

                                    DIRECTORS

                     Brig. Gen (Ret.) Alfred G. Aldridge Jr.
                                 Richard I. Barr
                                Susan L. Ciciora
                                 Joel W. Looney
                                Stephen C. Miller

                                    OFFICERS

                                Stephen C. Miller
                                    President

                                  Carl D. Johns
                          Vice President and Treasurer

                               Stephanie J. Kelley
                                    Secretary

                                Nicole L. Murphey
                               Assistant Secretary

                              WWW.BOULDERFUNDS.NET

  If you have questions regarding shares you held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent -- Mellon Investor Services LLC, at:

                               85 Challenger Road
                            Ridgefield Park, NJ 07660

  This report is sent to shareholders of Boulder Growth & Income Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.